UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 12, 2014

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8606 (Commission File Number)	23-2259884 (I.R.S. Employer Identification No.)

140 West Street New York, New York (Address of principal executive offices)	10007 (Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 12, 2014, Verizon Communications Inc. (the “Company”) closed its sale of €1,750,000,000 aggregate principal amount of the Company’s 2.375% Notes due 2022, €1,250,000,000 aggregate principal amount of the Company’s 3.25% Notes due 2026 and £850,000,000 aggregate principal amount of the Company’s 4.75% Notes due 2034, pursuant to a purchase agreement with Banco Santander, S.A., Credit Suisse Securities (Europe) Limited, Deutsche Bank AG, London Branch and The Royal Bank of Scotland plc, and the other several purchasers named therein. The notes were sold pursuant to an effective shelf registration statement on Form S-3 (Reg. No. 333-190954), which became effective upon filing with the Securities and Exchange Commission on September 3, 2013 (the “Registration Statement”).

This Current Report on Form 8-K is being filed for the purpose of filing the forms of notes as Exhibits to the Registration Statement and such Exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Global Note representing the Company’s 2.375% Notes due 2022.

4.2	Form of Global Note representing the Company’s 3.25% Notes due 2026.

4.3	Form of Global Note representing the Company’s 4.75% Notes due 2034.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date: February 12, 2014	/s/ William L. Horton
	Name:	William L. Horton, Jr.
	Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Global Note representing the Company’s 2.375% Notes due 2022.

4.2	Form of Global Note representing the Company’s 3.25% Notes due 2026.

4.3	Form of Global Note representing the Company’s 4.75% Notes due 2034.